1
Exhibit 10.41
THIRD ADDENDUM

TO FACILITY

LETTER

NO.: LM/CCMS/01/2021
1.
PARTIES
1.1.
FIRSTRAND

BANK LTD

(Reg. No. 1929/001225/06)

(
“the Bank” )
1.2.
CASH CONNECT

MANAGEMENT

SOLUTIONS

(PTY) LTD

(Reg. No. 2006/010530/07);
1.3.
MAIN STREET

1723 (PTY) LTD

(REG. NO. 2019/300711/07);
1.4.
CASH

CONNECT

RENTALS

(PTY)

LTD

(REG.

NO.

2009/007139/07);

(1.2

to

1.4

jointly

and
severally “ the Borrowers ”); and
1.5.
K2020 CONNECT

(PTY) LTD

(REG. NO. 2020/263969/07)

(“
New Borrower ”)
2.
RECORDAL
The

Borrowers

as

per

1.2

to

1.4

have

accepted

facility

letter

no.

LM/CCMS/01/2021(
“the

Facility

Letter”
)
dated 14

January 2022,

as amended

by the

First Addendum

to facility

letter no.

LM/CCMS/01/2021

signed on
or

about

the

28

February

2023,

and

as

amended

by

the

Second

Addendum

to

facility

letter

no.
LM/CCMS/01/2021

signed

on

or

about

31

May

2023,

subject

to

the

general

terms

and

conditions

relating
thereto

and

transaction

annexure(s)

(if

any)

(collectively
"the

Agreement"
),

in

terms

whereof

the

Bank
agreed

to

make

available

certain

credit

facilities

to

the

Borrowers

subject

to

the

terms

and

conditions

as

set
forth in

the Agreement,

which

the Borrowers,

the

New

Borrower,

and the

Bank

wish

to amend

as hereinafter
set forth.
3.
AMENDMENTS
The Facility

Letter is hereby

amended:
3.1.
By removing Cash Connect Capital

(Pty) Ltd (Reg. No. 2017/029430/07)

as Borrower.
3.2.
By

deleting

the

Facility

Amount

of

“
R170,000,000

(one

hundred

and

seventy

million

Rand)
” in

clause
1.1

and

replacing

same

with

a

new

Facility

Amount

of

“
R169,939,000

(one

hundred

and

sixty

nine
million nine

hundred

and thirty

nine thousand

Rand)
”.
3.3.
By deleting

the Facility

Amount

of “
R1,500,000

(one

million

five hundred

thousand

Rand)
” in

clause

1.2
and replacing

same

with

a new

Facility

Amount

of “
R1,561,000

(one

million,

five

hundred

and sixty

one
thousand Rand)
” and by adding the New

Borrower as Borrower

under the facility.
3.4.
By amending

clause 1.3 in its entirety

to now read as follows:
“
1.3 Short Term

Direct
Borrower:

Main

Street

1723

(Pty)

Ltd.

Facility
Amount:
R3,000,000 (three

million Rand)

2
Version

date: 24 June 2015

Utilisation:

Fleet

Cards.

Term

of
Facility: Demand Facility.
Special Term:
The facility will

be unsecured.
”
3.5.
By deleting clause

1.5 in its entirety.
3.6.
By amending clause

1.7 in its entirety to now

read as follows:
“
1.7 Short Term

Direct
Facility Amount: R100,000,000.
Utilisation:

Temporary

General

Banking

Facility.

Term

of
Facility: Demand Facility.
Special Term:
The facility

will

be unsecured,

and

will amortise

equally

daily

and fully

expire

on

15
February 2025.”
3.7.
By deleting clause

1.7A in its entirety.
3.8.
By deleting clause

1.8 in its entirety.
3.9.
By deleting clause

3 in its entirety and replacing

same with a new clause

3 which reads as

follows:
“
3. COLLATERAL

AND OTHER AGREEMENTS
3.1.
Subject

to

the

Special

Term

in

clause

1.3

and

1.7,

the

granting

and

continued

use

of

the
Facilities

is

subject

to

the

Transaction

Security

Documents,

as

provided

for

in

the

Facility
Agreement.”
4.
COMMENCEMENT

& SAVING
4.1.
The amended

terms

and conditions

of the

Agreement

will be

applicable

as at

date of

last signature

of this
addendum
4.2.
Save for as set out above, all other terms

and conditions of the Agreement

remain valid and of full

force and
effect.
Signed at ……….....………………............

this …29th………..

day of
October 2024.
For and on behalf

of:
FirstRand Bank

Ltd (acting through

RMB Corporate

Banking)
/s/ W Laurens

/s/ G Jagga
W Laurens G Jagga
Transactor
Sector Head: Banking

division

Signed at ……….....………………............

this …29th………..

day of
October 2024.
For and on behalf

of:
Cash Connect

Management

Solutions (Pty)

Ltd
(Reg. No. 2006/010530/07)
Steven J. Heilbron
Full name of duly authorised

signatory
Full name of duly authorised

signatory
Capacity / Office Capacity / Office
/s/ Steven J. Heilbron
Signature (who warrants his/her

authority)
Signature (who warrants

his/her authority)
Signed at ……….....………………............

this …29th………..

day of
October 2024.
For and on behalf

of:
Main Street

1723 (Pty) Ltd

(Reg. No. 2019/300711/07)
Julian van Reenen
Full name of duly authorised

signatory
Full name of duly authorised

signatory

Capacity / Office
Capacity / Office
/s/ Julian van Reenen
Signature (who warrants

his/her authority)
Signature (who warrants

his/her authority)
Signed at ……….....………………............

this …29th………..

day of
October 2024.
For and on behalf

of:
Cash Connect

Rentals (Pty)

Ltd (Reg. No.

2009/007139/07)
Steven J. Heilbron
Full name of duly authorised

signatory
Full name of duly authorised

signatory

Capacity / Office
Capacity / Office
/s/ Steven J. Heilbron
Signature (who warrants

his/her authority)
Signature (who warrants

his/her authority)

Signed at ……….....………………............

this …29th………..

day of
October 2024.
For and on behalf

of:
K2020 Connect

(Pty) Ltd (Reg.

No. 2020/263969/07)
Naeem E. Kola
Full name of duly authorised

signatory
Full name of duly authorised

signatory
Capacity / Office Capacity / Office
/ Naeem E. Kola
Signature (who warrants

his/her authority)
Signature (who warrants

his/her authority